UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3703

Name of Fund: CBA Money Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, CBA Money
      Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/28/03

Date of reporting period: 03/01/02 - 2/28/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Annual Report
February 28, 2003

CBA Money Fund

www.mlim.ml.com

CBA Money Fund
Dear Shareholder:
--------------------------------------------------------------------------------

For the year ended February 28, 2003, CBA Money Fund paid shareholders a net annualized dividend of 1.13%.* The Fund's 7-day yield as of February 28, 2003 was .87%.

The average portfolio maturity for CBA Money Fund at February 28, 2003 was 43 days, compared to 57 days at August 31, 2002.

The Environment

During the six-month period ended February 28, 2003, the U.S. economy experienced a slowdown in growth that was more pronounced than many had anticipated. Fourth quarter of 2002 gross domestic product rate declined to 1.4% from a relatively strong 4% in the third quarter. Consumer spending trailed off in the fourth quarter after supporting the economy during the first three quarters of 2002, and the slowing trend continued into the first quarter of 2003. Job losses, concerns about a military conflict with Iraq and a heightened fear of terrorist attacks were key factors that led a large drop in consumer confidence. Corporations have been trimming expenses to achieve profitability, but few have seen top-line growth. The expected increase in business capital expenditures has not materialized, since there is still overcapacity in many sectors.

Low mortgage rates have supported the strength in the housing market, and mortgage refinancing has provided consumers with some financial flexibility. However, hopes that lower interest rates will be sufficient to stimulate economic growth later this year are fading, as job creation remains a major problem.

The U.S. Treasury market has been subject to a safe-haven trade during the past several months as sluggish economic data combined with the geopolitical risks have yields approaching historical lows. During this period of extreme uncertainty, the equity market has been unable to sustain a rally. Concerns over corporate misdeeds have been sufficiently addressed to bring investors back to the corporate bond market, resulting in a significant tightening of credit spreads. Nevertheless, the most recent economic slowdown has led to increased speculation that the Federal Reserve Board may have to lower interest rates again before the cycle is over.

Portfolio Matters

The past six months have seen short-end yields fall steadily as evidenced by nearly a 75 basis point (.75%) drop in two-year Treasury issues. Earlier in the period, we were more comfortable adding longer-dated fixed rate securities, given the likelihood of further interest rate cuts and the positive slope of the yield curve. We were able to gain additional yield by targeting callable notes, as in periods of high volatility these bonds offer both superior yields and option-adjusted spreads.

During the past few months, we have exercised caution in adding new fixed rate notes. With the yield curve flat and interest rates at historical lows, the risk/reward ratio seems out of balance. Our focus has turned to variable rate product, which in this current environment provides yields equal to or exceeding those of one-year fixed rate bank paper. Most importantly, we are able to incur minimal interest rate risk, which could prove vital if market sentiment is to shift and interest rates do begin to head higher. As a result, the Fund's average life was in a relatively narrow range between 55 days - 65 days for a majority of the period. Although, more recently, we have been content to let our average life drift lower during periods when external events have driven yields excessively low. With little value currently available in longer sectors of the curve, we want to have the flexibility to add positions when a steeper yield curve provides better opportunities for yield enhancement.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

The portfolio's composition at the end of the February period and as of our last report is as follows:

                                                          2/28/03        8/31/02
                                                          -------        -------

Bank Notes ......................................           4.6%           3.6%
Certificates of Deposit .........................            --            1.9
Certificates of Deposit--
  European ......................................           5.0            2.1
Certificates of Deposit--Yankee+ ...............            7.3            7.6
Commercial Paper ................................          12.9           32.4
Corporate Notes .................................           0.5            0.4
Funding Agreements ..............................          11.6            9.1
Medium-Term Notes ...............................          11.1           13.0
Municipal Bonds .................................           1.0             --
Repurchase Agreements ...........................            --            0.5
U.S. Government &
  Agency Obligations --
  Non-Discount Notes ............................          45.9           30.8
Other Assets Less Liabilities ...................           0.1             --
Liabilities in Excess of
  Other Assets ..................................            --           (1.4)
                                                          -----          -----
Total ...........................................         100.0%         100.0%
                                                          =====          =====

+     U.S. branches of foreign banks.

In Conclusion

We appreciate your continued support of CBA Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Richard J. Mejzak

Richard J. Mejzak
Vice President and Portfolio Manager

March 25, 2003

CBA Money Fund
Schedule of Investments as of February 28, 2003                   (in Thousands)
--------------------------------------------------------------------------------

                           Face    Interest    Maturity
Issue                     Amount    Rate*        Date        Value
--------------------------------------------------------------------
                                Bank Notes--4.6%
--------------------------------------------------------------------
Fleet National Bank       $10,000   1.54+ %    7/31/2003     $ 9,998
--------------------------------------------------------------------
National City Bank of       4,000   1.41+      5/23/2003       4,001
Indiana
--------------------------------------------------------------------
Total Bank Notes (Cost--$14,009) ......................       13,999
--------------------------------------------------------------------
                     Certificates of Deposit--European--5.0%
--------------------------------------------------------------------
Barclays Bank PLC           5,000   2.11       6/30/2003       5,014
--------------------------------------------------------------------
HBO Treasury               10,000   1.34       3/17/2003      10,000
Services PLC
--------------------------------------------------------------------
Total Certificates of Deposit--European
(Cost--$14,998) .......................................       15,014
--------------------------------------------------------------------
                      Certificates of Deposit--Yankee--7.3%
--------------------------------------------------------------------
Canadian Imperial           8,000   1.356+     3/15/2004       8,000
Bank of Commerce
--------------------------------------------------------------------
Societe Generale, NY        7,000   1.30+      2/12/2004       7,000
--------------------------------------------------------------------
SwedBank Inc., NY           3,000   1.27+      6/20/2003       3,000
--------------------------------------------------------------------
Toronto-Dominion            2,500   1.276+     9/26/2003       2,500
Bank, NY
--------------------------------------------------------------------
UBS AG, Stamford            1,760   2.78       3/24/2003       1,761
--------------------------------------------------------------------
Total Certificates of Deposit--Yankee
(Cost--$22,259) .......................................       22,261
--------------------------------------------------------------------
                             Commercial Paper--12.9%
--------------------------------------------------------------------
Clipper Receivables         4,333   1.27       3/10/2003       4,331
Corp.
--------------------------------------------------------------------
Goldman Sachs              10,000   1.388+    10/09/2003       9,922
Group, Inc.
--------------------------------------------------------------------
Morgan Stanley              9,000   1.393+     4/15/2003       9,000
--------------------------------------------------------------------
Newport Funding Corp.       5,000   1.27       3/14/2003       4,998
--------------------------------------------------------------------
Salomon, Smith             10,000   1.31+      5/08/2003      10,000
Barney Holdings, Inc.
--------------------------------------------------------------------
Tulip Funding                 658   1.28       3/04/2003         658
Corporation
--------------------------------------------------------------------
Total Commercial Paper (Cost--$38,987) ................       38,909
--------------------------------------------------------------------
                              Corporate Notes--0.5%
--------------------------------------------------------------------
Wal-Mart Stores, Inc.     $ 1,500   4.878 %    6/01/2003     $ 1,512
--------------------------------------------------------------------
Total Corporate Notes (Cost--$1,509) ..................        1,512
--------------------------------------------------------------------
                            Funding Agreements--11.6%
--------------------------------------------------------------------
Jackson National           15,000   1.42+      5/01/2003      15,000
Life Insurance Co.
--------------------------------------------------------------------
Monumental Life            10,000   1.485+    11/14/2003      10,000
Insurance Company
--------------------------------------------------------------------
New York Life              10,000   1.40+      5/30/2003      10,000
Insurance Company
--------------------------------------------------------------------
Total Funding Agreements
(Cost--$35,000) .......................................       35,000
--------------------------------------------------------------------
                            Medium-Term Notes--11.1%
--------------------------------------------------------------------
American Honda              3,000   1.35+     10/06/2003       3,001
Finance Corp.               3,000   1.55+     11/10/2003       3,002
--------------------------------------------------------------------
BMW US Capital              1,000   1.34+     12/10/2003       1,000
Group
--------------------------------------------------------------------
Bank of Scotland            5,000   1.379+     1/20/2004       5,000
PLC
--------------------------------------------------------------------
General Electric            4,000   1.369+     3/16/2004       4,000
Capital Corp.
--------------------------------------------------------------------
Goldman Sachs               2,000   1.87+      3/03/2003       2,000
Group, Inc.                 5,000   1.626+     3/16/2004       5,000
--------------------------------------------------------------------
Holmes Financing            1,500   1.34+     10/15/2003       1,500
PLC
--------------------------------------------------------------------
Morgan Stanley,             6,000   1.51+      9/19/2003       6,003
Dean Witter & Co.
--------------------------------------------------------------------
Northern Rock PLC           3,000   1.34+     11/19/2003       2,999
--------------------------------------------------------------------
Total Medium-Term Notes (Cost--$33,508) ...............       33,505
--------------------------------------------------------------------
                              Municipal Bonds--1.0%
--------------------------------------------------------------------
California State,           3,000   1.337+     6/20/2003       3,000
Revenue Anticipation
Notes
--------------------------------------------------------------------
Total Municipal Bonds (Cost--$3,000) ..................        3,000
--------------------------------------------------------------------

CBA Money Fund
Schedule of Investments as of February 28, 2003 (concluded)       (in Thousands)
--------------------------------------------------------------------------------

                            Face   Interest    Maturity
Issue                      Amount    Rate*       Date         Value
--------------------------------------------------------------------
                     U.S. Government & Agency Obligations--
                            Non-Discount Notes--45.9%
--------------------------------------------------------------------
Federal Farm              $10,000   1.20+ %   10/01/2003     $ 9,997
Credit Bank                 2,500   1.20+     11/14/2003       2,499
                            3,000   1.198+    12/24/2003       2,999
                            2,000   1.25+      2/23/2004       2,000
                            1,500   1.22+      3/01/2004       1,500
                            8,000   1.215+     4/07/2004       7,996
                            7,000   1.25+      6/21/2004       7,001
                           14,000   1.25+      2/07/2005      13,995
                            5,000   1.248+     2/24/2005       4,999
                            1,300   1.26+      2/21/2006       1,299
                              750   1.29+      2/20/2008         750
--------------------------------------------------------------------
Federal Home                5,000   1.208+     3/06/2003       5,000
Loan Bank                   3,000   1.20+      3/21/2003       3,000
                           10,000   1.25+      9/15/2003      10,001
                            2,300   1.235+    12/29/2003       2,300
                            2,000   3.75       4/15/2004       2,053
                            2,200   1.24+      7/06/2004       2,199
--------------------------------------------------------------------
Federal Home Loan           3,000   2.50       8/20/2004       3,015
Mortgage Corporation
--------------------------------------------------------------------
                     U.S. Government & Agency Obligations--
                         Non-Discount Notes (concluded)
--------------------------------------------------------------------
Federal National          $ 5,000   2.80  %    3/03/2003     $ 5,000
Mortgage Association       12,000   4.625      5/15/2003      12,080
                            7,000   1.198+     6/09/2003       6,999
                            1,250   4.00       8/15/2003       1,266
                           15,000   1.206+     1/16/2004      14,998
                            2,000   3.75       5/12/2004       2,009
                            1,000   2.46       8/19/2004       1,005
                            1,250   2.50      10/01/2004       1,258
                            1,500   2.20       1/14/2005       1,512
--------------------------------------------------------------------
Student Loan               10,000   1.415+     2/12/2004       9,998
Marketing
Association
--------------------------------------------------------------------
Total U.S. Government & Agency
Obligations--Non-Discount Notes
(Cost--$138,602) ......................................      138,728
--------------------------------------------------------------------
Total Investments (Cost--$301,872)--99.9% .............      301,928

Other Assets Less Liabilities--0.1% ...................          443
                                                            --------
Net Assets--100.0% ....................................     $302,371
                                                            ========

* Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at February 28, 2003.
+     Variable rate notes.

      See Notes to Financial Statements.

CBA Money Fund
Statement of Assets and Liabilities as of February 28, 2003
--------------------------------------------------------------------------------

Assets:
Investments, at value (identified cost--$301,872,458*) .............................                 $301,927,873
Cash ...............................................................................                          415
Interest receivable ................................................................                      763,870
Prepaid registration fees and other assets .........................................                      103,858
                                                                                                     ------------
Total assets .......................................................................                  302,796,016
                                                                                                     ------------

Liabilities:
Payables:
   Distributor .....................................................................    $ 156,673
   Investment adviser ..............................................................      118,655         275,328
                                                                                        ---------
Accrued expenses and other liabilities .............................................                      149,603
                                                                                                     ------------
Total liabilities ..................................................................                      424,931
                                                                                                     ------------
Net Assets .........................................................................                 $302,371,085
                                                                                                     ============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                 $ 30,231,567
Paid-in capital in excess of par ...................................................                  272,084,103
Unrealized appreciation on investments--net ........................................                       55,415
                                                                                                     ------------

Net Assets--Equivalent to $1.00 per share based on 302,315,669 shares of beneficial
interest outstanding ...............................................................                 $302,371,085
                                                                                                     ============

* Cost for Federal income tax purposes. As of February 28, 2003, net unrealized appreciation for Federal income tax purposes amounted to $55,415, of which $147,509 related to appreciated securities and $92,094 related to depreciated securities.

      See Notes to Financial Statements.

CBA Money Fund
Statement of Operations for the Year Ended February 28, 2003
--------------------------------------------------------------------------------

Investment Income:
Interest and amortization of premium and discount earned                  $ 7,991,617

Expenses:
Investment advisory fees ...............................    $2,005,415
Transfer agent fees ....................................       635,184
Distribution fees ......................................       493,313
Accounting services ....................................        92,965
Professional fees ......................................        86,831
Trustees' fees and expenses ............................        47,145
Registration fees ......................................        39,118
Printing and shareholder reports .......................        36,527
Custodian fees .........................................        23,255
Pricing expenses .......................................         1,489
Other ..................................................        20,071
                                                            ----------
Total expenses .........................................                    3,481,313
                                                                          -----------
Investment Income--Net .................................                    4,510,304
                                                                          -----------
Realized Gain on Investments--Net ......................                      129,256

Change in Unrealized Appreciation on Investments--Net ..                     (424,398)
                                                                          -----------
Total Realized and Unrealized Loss on Investments--Net .                     (295,142)
                                                                          -----------
Net Increase in Net Assets Resulting from Operations ...                  $ 4,215,162
                                                                          ===========

See Notes to Financial Statements.

CBA Money Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                          For the Year Ended
                                                                                                             February 28,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                      2003              2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ........................................................................   $     4,510,304   $    27,732,655
Realized gain on investments--net .............................................................           129,256           262,187
Change in unrealized appreciation on investments--net .........................................          (424,398)       (1,941,150)
                                                                                                  ---------------   ---------------
Net increase in net assets resulting from operations ..........................................         4,215,162        26,053,692
                                                                                                  ---------------   ---------------
Dividends & Distributions to Shareholders:
Investment income--net ........................................................................        (4,510,304)      (27,732,655)
Realized gain on investments--net .............................................................          (129,256)         (262,187)
                                                                                                  ---------------   ---------------
Net decrease in net assets resulting from dividends and distributions to shareholders .........        (4,639,560)      (27,994,842)
                                                                                                  ---------------   ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ..............................................................       151,189,174       138,391,142
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions         4,639,560        27,909,974
                                                                                                  ---------------   ---------------
                                                                                                      155,828,734       166,301,116
Cost of shares redeemed .......................................................................      (393,702,095)     (823,240,954)
                                                                                                  ---------------   ---------------
Net decrease in net assets derived from beneficial interest transactions ......................      (237,873,361)     (656,939,838)
                                                                                                  ---------------   ---------------

Net Assets:
Total decrease in net assets ..................................................................      (238,297,759)     (658,880,988)
Beginning of year .............................................................................       540,668,844     1,199,549,832
                                                                                                  ---------------   ---------------
End of year ...................................................................................   $   302,371,085   $   540,668,844
                                                                                                  ===============   ===============

See Notes to Financial Statements.

CBA Money Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                             For the
The following per share data and ratios have been derived                   Year Ended                    For the         For the
from information provided in the financial statements.                     February 28,                  Year Ended      Year Ended
                                                             ---------------------------------------    February 29,    February 28,
Increase (Decrease) in Net Asset Value:                          2003          2002          2001            2000           1999
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......................   $      1.00   $      1.00   $      1.00     $      1.00    $      1.00
                                                             -----------   -----------   -----------     -----------    -----------
   Investment income--net ................................         .0110         .0331         .0567           .0473          .0478
   Realized and unrealized gain (loss) on investments--net        (.0007)       (.0020)        .0021          (.0003)        (.0002)
                                                             -----------   -----------   -----------     -----------    -----------
Total from investment operations .........................         .0103         .0311         .0588           .0470          .0476
                                                             -----------   -----------   -----------     -----------    -----------
Less dividends and distributions:
   Investment income--net ................................        (.0110)       (.0331)       (.0567)         (.0473)        (.0478)
   Realized gain on investments--net .....................        (.0003)       (.0003)       (.0001)             --         (.0001)
                                                             -----------   -----------   -----------     -----------    -----------
Total dividends and distributions ........................        (.0113)       (.0334)       (.0568)         (.0473)        (.0479)
                                                             -----------   -----------   -----------     -----------    -----------
Net asset value, end of year .............................   $      1.00   $      1.00   $      1.00     $      1.00    $      1.00
                                                             ===========   ===========   ===========     ===========    ===========
Total Investment Return+ .................................          1.13%         3.35%         5.83%           5.09%          4.91%
                                                             ===========   ===========   ===========     ===========    ===========
Ratios to Average Net Assets:
Expenses, net of reimbursement ...........................           .87%          .83%          .75%            .70%           .70%
                                                             ===========   ===========   ===========     ===========    ===========
Expenses .................................................           .87%          .83%          .75%            .70%           .73%
                                                             ===========   ===========   ===========     ===========    ===========
Investment income and realized gain on
investments--net .........................................          1.16%         3.53%         5.67%           4.68%          4.79%
                                                             ===========   ===========   ===========     ===========    ===========
Supplemental Data:
Net assets, end of year (in thousands) ...................   $   302,371   $   540,669   $ 1,199,550     $ 2,425,888    $ 2,557,289
                                                             ===========   ===========   ===========     ===========    ===========

+ If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

      See Notes to Financial Statements.

CBA Money Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

CBA Money Fund (the "Fund") is a money market fund whose shares are offered to subscribers to the Capital Builder Account service of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort"). Shares may also be purchased by individual investors not subscribing to these services, but such investors will not receive any of the special features offered as a part of such services. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements -- The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Notes to Financial Statements
(concluded)
--------------------------------------------------------------------------------

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets, .425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .375% of average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S and Broadcort each receive a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund attributable to subscribers to the respective Capital Builder Account and Broadcort Capital Account programs. The MLPF&S distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S or Broadcort in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended February 28, 2003, the Fund reimbursed FAM $9,066 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Beneficial Interest Transactions:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended February 28, 2003 and February 28, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  2/28/2003           2/28/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................         $ 4,639,560         $27,992,581
  Net long-term
    capital gains ......................                  --               2,261
                                                 -----------         -----------
Total taxable
 distributions .........................         $ 4,639,560         $27,994,842
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of February 28, 2003, there were no significant differences between the book and tax components of net assets.

CBA Money Fund
Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
CBA Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CBA Money Fund as of February 28, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBA Money Fund as of February 28, 2003, the results of its operations for the period then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
April 8, 2003

CBA Money Fund
Officers and Trustees
--------------------------------------------------------------------------------

                                                                                                          Number of
                                                                                                         Portfolios
                                                                                                           in Fund        Other
                              Position(s)  Length                                                          Complex    Directorships
                                 Held      of Time                                                       Overseen by     Held by
Name, Address & Age            with Fund   Served      Principal Occupation(s) During Past 5 Years         Trustee       Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*               President    1999 to      President and Chairman of Merrill Lynch           120 Funds       None
P.O. Box 9011                 and          present      Investment Managers, L.P. ("MLIM")/Fund        162 Portfolios
Princeton, NJ 08543-9011      Trustee      and 1985     Asset Management, L.P. ("FAM")--Advised
Age: 62                                    to present   Funds since 1999; Chairman (Americas
                                                        Region) of MLIM from 2000 to 2002;
                                                        Executive Vice President of MLIM and FAM
                                                        (which terms as used herein include their
                                                        corporate predecessors) from 1983 to 2002;
                                                        President of FAM Distributors, Inc. ("FAMD")
                                                        from 1986 to 2002 and Director thereof
                                                        from 1991 to 2002; Executive Vice President
                                                        and Director of Princeton Services, Inc.
                                                        ("Princeton Services") from 1993 to 2002;
                                                        President of Princeton Administrators, L.P.
                                                        from 1988 to 2002; Director of Financial
                                                        Data Services, Inc. from 1985 to 2002.
-----------------------------------------------------------------------------------------------------------------------------------
*     Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The Trustee's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Number of
                                                                                                        Portfolios
                                                                                                          in Fund         Other
                              Position(s)  Length                                                         Complex     Directorships
                                 Held      of Time                                                      Overseen by      Held by
Name, Address & Age            with Fund   Served*     Principal Occupation(s) During Past 5 Years        Trustee        Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes              Trustee      1984 to      Professor Emeritus of Finance, School of         47 Funds         None
P.O. Box 9095                              present      Business, State University of New York at      52 Portfolios
Princeton, NJ 08543-9095                                Albany since 2000 and Professor thereof
Age: 62                                                 from 1989 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery         Trustee      1993 to      Professor, Harvard Business School               47 Funds     Unum Provident
P.O. Box 9095                              present      since 1989; Director, Unum Provident           52 Portfolios  Corporation;
Princeton, NJ 08543-9095                                Corporation since 1990; Director, Newell                      Newell
Age: 50                                                 Inc. since 1995.                                              Rubbermaid,
                                                                                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Charles C. Reilly             Trustee      1990 to      Self-employed financial consultant since         47 Funds         None
P.O. Box 9095                              present      1990.                                          52 Portfolios
Princeton, NJ 08543-9095
Age: 71
-----------------------------------------------------------------------------------------------------------------------------------
Kevin A. Ryan                 Trustee      1992 to      Founder and Director Emeritus of                 47 Funds         None
P.O. Box 9095                              present      The Boston University Center for the           52 Portfolios
Princeton, NJ 08543-9095                                Advancement of Ethics and Character;
Age: 70                                                 Professor of Education at Boston University
                                                        from 1982 to 1999 and Professor Emeritus
                                                        since 1999.
-----------------------------------------------------------------------------------------------------------------------------------

CBA Money Fund
Officers and Trustees (concluded)
--------------------------------------------------------------------------------

                                                                                                    Number of
                                                                                                   Portfolios
                                                                                                     in Fund          Other
                          Position(s)   Length                                                       Complex      Directorships
                             Held       of Time                                                    Overseen by       Held by
Name, Address & Age        with Fund    Served*     Principal Occupation(s) During Past 5 Years      Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S. Suddarth         Trustee      2000 to     President, Middle East Institute from           47 Funds          None
P.O. Box 9095                           present     1995 to 2001; Foreign Service Officer,        52 Portfolios
Princeton, NJ 08543-9095                            United States Foreign Service from 1961
Age: 67                                             to 1995; Career Minister from 1989 to 1995;
                                                    Deputy Inspector General, U.S. Department
                                                    of State from 1991 to 1994; U.S. Ambassador
                                                    to the Hashemite Kingdom of Jordan from
                                                    1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West            Trustee      1984 to     Dean Emeritus of New York University,           47 Funds      Bowne & Co., Inc.;
P.O. Box 9095                           present     Leonard N. Stern School of Business           52 Portfolios   Vornado Operating
Princeton, NJ 08543-9095                            Administration since 1994.                                    Company; Vornado
Age: 65                                                                                                           Realty Trust;
                                                                                                                  Alexander's, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D. Zinbarg          Trustee      2000 to     Self-employed financial consultant              47 Funds      None
P.O. Box 9095                           present     since 1994.                                   52 Portfolios
Princeton, NJ 08543-9095
Age: 68
------------------------------------------------------------------------------------------------------------------------------------
*     The Trustee's term is unlimited.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                              Held      of Time
Name, Address & Age         with Fund   Served*     Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         1993 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011              President    present     since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton, NJ 08543-9011   and          and 1999    since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
Age: 42                    Treasurer    to present  since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Kevin J. McKenna           Senior       2000 to     Managing Director of MLIM and Head of MLIM Americas Fixed Income since
P.O. Box 9011              Vice         present     2000; Director (Global Fixed Income) of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011   President
Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Mejzak          Vice         2001 to     Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM
P.O. Box 9011              President    present     from 1995 to 2000.
Princeton, NJ 08543-9011
Age: 34
------------------------------------------------------------------------------------------------------------------------------------
Phillip S. Gillespie       Secretary    2000 to     First Vice President of MLIM since 2001; Director from 2000 to 2001; Vice
P.O. Box 9011                           present     President from 1999 to 2000 and Attorney associated with MLIM since 1998;
Princeton, NJ 08543-9011                            Assistant General Counsel of Chancellor LGT Asset Management, Inc. from
Age: 39                                             1997 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
*     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

CBA Money Fund
Important Tax Information (unaudited)
--------------------------------------------------------------------------------

Of the ordinary income dividends paid by CBA Money Fund during the year ended February 28, 2003, 17.51% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

Custodian
--------------------------------------------------------------------------------

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
--------------------------------------------------------------------------------

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CBA account, call 800-247-6400.

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CBA Money Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #11676--2/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CBA Money Fund

By: /s/ Terry K. Glenn
    ---------------------------
    Terry K. Glenn,
    President of
    CBA Money Fund

Date: April 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    ---------------------------
    Terry K. Glenn,
    President of
    CBA Money Fund

Date: April 21, 2003

By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    CBA Money Fund

Date: April 21, 2003